UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2014

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 N. Martingale Rd., Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On February 27, 2014, Career Education Corporation (the “Company”) issued a press release describing the Company’s financial results for the quarter and fiscal year ended December 31, 2013. A copy of the press release is being furnished as Exhibit 99.1, and the information contained therein is incorporated herein by reference. Following the issuance of the press release, the Company will host a conference call and webcast on which its financial results for the quarter and fiscal year ended December 31, 2013 will be discussed. The presentation materials that will be used for the call and webcast have been posted on the Company’s website and are attached as Exhibit 99.2.

The information contained in Item 2.02 of this Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and the information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD disclosure.

The Company has changed its segment reporting for financial statement purposes to align with the manner in which the business is managed, effective January 2014. The reportable segments will be CTU, AIU, Career Colleges (which is the combination of the Company’s Health Education and Design & Technology segments as reported in 2013), Culinary Arts and Transitional Schools.

Additionally, the quarterly segment information has been recast to report the International Segment and the four campuses that completed their teach-out activities in 2013 as components of discontinued operations. Lastly, the six additional teach-out campuses announced during 2013 are now included within the Transitional Schools segment.

The Company has recast its quarterly and full-year results for 2013 and 2012 for all of these changes and provided that information on the Investor Relations page of its website, a copy of which is attached as Exhibit 99.3.

The information contained in Item 7.01 of this Form 8-K, including Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and the information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits

99.1	Press release of the Company dated February 27, 2014 reporting the Company’s financial results for the quarter and fiscal year ended December 31, 2013.

99.2	Presentation materials used by the Company in connection with its February 27, 2014 earnings conference call and webcast.

99.3	Recast quarterly and full-year segment results for 2013 and 2012 reflecting segment reporting changes effective January 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Colleen M. O’Sullivan
Colleen M. O’Sullivan
Senior Vice President and Chief Financial Officer

Dated: February 27, 2014

Exhibit Index

Exhibit Number	Description of Exhibits

99.1	Press release of the Company dated February 27, 2014 reporting the Company’s financial results for the quarter and fiscal year ended December 31, 2013.

99.2	Presentation materials used by the Company in connection with its February 27, 2014 earnings conference call and webcast.

99.3	Recast quarterly and full-year segment results for 2013 and 2012 reflecting segment reporting changes effective January 2014.

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